Prepayment and Other Current Assets (Tables)	6 Months Ended
Jun. 30, 2024
Prepayment and Other Current Assets [Abstract]
Schedule of Prepayment and Other Current Assets	As of June 30, 2024 and December 31, 2023, prepayment and other current assets consisted of the following:
	June 30,	December 31,
	2024	2023
Loan receivable (1)	$4,161,309	$3,776,608
Prepaid input VAT	-	-
Deposits and others	1,136,375	1,155,769
Subtotal	5,297,684	4,932,377
Allowance for credit losses (2)	(1,155,768)	(1,155,768)
Total prepayment and other current assets	$4,141,916	$3,776,609
(1)	In 2021, the Company entered into a loan agreement to lend $400,000 loan to AGM Group Ltd. In April 2022, the Company extended additional $900,000 loan to AGM Group Ltd. at the interest rate of 1% as working capital support and change the amount to $1,200,000 in April 4, 2023. As of June 30, 2024, the outstanding amount of loans to AGM Group Ltd. was $1,350,000, generating interest income of $31,172

On April 10, 2022 and 31 July, 2022, the Company entered into a loan agreement with a third party, Muliang Agriculture Limited, to lend $280,000 and $25,000 at the interest rate of 1% for one year as working capital support. On April 9, 2023, both parties agreed to extend the loan to December 31, 2024 and increased the amount to $600,000. As of June 30, 2024, the outstanding amount of loans to Muliang Agriculture Limited was $465,000, generating interest income of $8,064

On March 1, 2023, the Company entered into a loan agreement with a third party, Northnew Management Limited, to lend $2,000,000 at the interest rate of 1%. On February 6, 2024, both parties agreed to extend the loan to February 28, 2025 and increased the amount to $2,300,000.As of June 30, 2024, the outstanding amount of loans to Northnew Management Limited was $2,295,426, generating interest income of $16,963.

(2)	As of June 30, 2024 and December 31, 2023, the Company recorded credit losses of $1,155,768 and $1,155,768 for the long-age deposit, respectively.